SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: March 6, 2003
(Date of earliest event reported)

TIVO INC.
(exact name of registrant as specified in its charter)

Commission File:
Delaware	000-27141	77-0463167

(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

2160 Gold Street
P.O. Box 2160
Alviso, California 95002
(Address of Principal executive offices, including zip code)

(408) 519-9100

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release of TiVo Inc. dated March 6, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On March 6, 2003, TiVo Inc. issued a press release announcing its financial results for the fourth quarter and year ended January 31, 2003.  A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: March 6, 2003	By:	/s/ DAVID H. COURTNEY

David H. Courtney Chief Financial Officer and Executive Vice President Worldwide Operations and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of TiVo Inc. dated March 6, 2003.